                                                                 EXHIBIT 10AI

     [BARNES, MORRIS, PARDOE, & FOSTER MANAGEMENT SERVICES, LLC LETTERHEAD]




May 16, 1996



Mr. Glenn E. Kinard
Executive Vice President
George Mason Bank
4221 Walney Road
Chantilly, VA 22021

RE:  531 EAST MARKET STREET
     LEESBURG, VIRGINIA

Dear Glenn:

Enclosed please find one fully executed original of the Assignment and Assumption Agreement by and among First Union National Bank of Virginia, George Mason Bank, and Bellewood Associates Limited Partnership, for your files.

Please call me with any questions that you may have.

Sincerely,

BARNES, MORRIS, PARDOE & FOSTER MANAGEMENT SERVICES, LLC

/s/ MICHAEL ZACHARIA

Michael Zacharia
Retail Leasing


Enclosure

cc: Bruce Christman, Esq. (w/copy of enclosure)

                     ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the Assignment), dated as of the 18 day of April, 1996 (the Effective Date), by and among FIRST UNION NATIONAL BANK OF VIRGINIA (the Assignor), GEORGE MASON BANK (the Assignee), and BELLEWOOD ASSOCIATES LIMITED PARTNERSHIP (the Lessor), recites and provides:
RECITALS:

         By Lease dated April 23, 1993 (the Lease), between the Lessor (as landlord) and the Assignor, successor to Columbia First Bank, (as tenant), the Lessor leased to the Assignor certain real estate located in the County of Loudoun, Virginia, and more particularly described in the Lease (the Leased Premises). A true and complete copy of the Lease is attached hereto as Exhibit
A. Under the terms of the Lease, the Assignor may not assign its interest in the Lease except with the prior written consent of the Lessor.

         The Assignor now wishes to assign and transfer to the Assignee all of the Assignor's right, title, and interest in and to the Lease. The Lessor is willing to consent to such assignment on the terms and conditions set forth herein.

ASSIGNMENT AND ASSUMPTION AGREEMENT:

         FOR and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Assignment. The Assignor hereby assigns and transfers to the Assignee all of the Assignor's right, title, and interest in and to the Lease for the remainder of the term thereof (including any rights to renew the Lease or extend the term thereof) subject to the rental, terms, covenants, and conditions of the Lease. Notwithstanding the foregoing, however, Assignee shall have the right to terminate this Assignment on or before sixty (60) days from the Effective Date (the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period) in the event Assignee is not able to obtain, or is denied, approval from the [Office of Comptroller of the Currency (OCC)] Bureau of Financial Institutions of the Commonwealth of Virginia before the expiration of the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period. Assignee shall exercise due diligence to obtain such approval. In the event [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia approval is not obtained within the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period, either party may extend the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period for an additional thirty (30) days by written notice to the other party received prior to the expiration of the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period. Upon receipt of approval from the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia, Assignee shall pay Fifty Thousand Dollars ($50,000) to Assignor.

         Assignee acknowledges that it has had an opportunity to examine the Leased Premises. This assignment and transfer is made "as is" and there are no warranties, express or implied, with respect to the Leased Premises.

         2. Representations and Warranties. The Assignor and Assignee each represent and warrant to the other that (a) it has full power and authority to execute and deliver this Assignment, and (b) the execution and delivery hereof and the terms and obligations hereof do not contravene any agreement to which it is a party or by which it or the Leased Premises is bound. Assignor and Lessor represent and warrant to the Assignee: (i) that the Lease is in full force and effect, (ii) that to the best of their knowledge, there exists no event of default thereunder on the part of either Assignor or Lessor, (iii) that to the best of their knowledge, there exists no event which with the giving of notice or the expiration of any applicable cure period would constitute an event of default by either Assignor or Lessor under the Lease, and (iv) that the Leased Premises as of this date contains among other equipment, the following items (as they were on March 15, 1995, the date Assignor and Assignee walked through the Leased Premises): (a) one night depository unit, (b) a drive through banking facility including one remote station and one drive up window, (c) one night teller safe, and (d) under-counter teller equipment for six stations plus the drive-in teller station.

         3. Indemnity by Assignor. The Assignor covenants to hold the Assignee harmless from and indemnify the Assignee for any loss, damage, cost, or expense (including reasonable attorneys' fees) arising out of any failure of the Assignor to perform any of its obligations under the Lease up to and including the Effective Date.

         4. Acceptance, Assumption, and Indemnity by Assignee. The Assignee (a) accepts the assignment of all of Assignor's right, title, and interest in and to the Lease, (b) agrees to be bound by all of the terms, covenants, and conditions thereof, and (c) assumes the obligations of the Assignor under the Lease from and after the Effective Date; provided, however, that Assignee's obligation to pay rent under the Lease shall not commence until May 1, 1996. The Assignee covenants and agrees to perform each term, covenant, and condition directly for the benefit of the Lessor and to hold the Assignor harmless from and indemnify the Assignor for any loss, damage, cost, or expense (including reasonable attorneys' fees) arising out of any failure of the Assignee to perform any of its obligations under the Lease from and after the Effective Date. Notwithstanding the foregoing, Assignee shall have no responsibility with respect to any of the obligations under the Lease up to and including the Effective Date or at any time after the date Assignee terminates this Assignment, if it terminates this Assignment pursuant to Paragraph 1 hereof.

         5. Consent of Lessor. The Lessor executes this Agreement to evidence its consent to the assignment effected hereby; provided, however, that such consent shall neither be nor be deemed to be a consent to, or a waiver of the necessity of obtaining the consent of the Lessor to, any proposed future assignment.

         6. Release by Lessor. The Lessor hereby remises, releases and forever discharges the Assignor and it successors and assigns of and from all manner of action, causes of actions, suits, debts, dues, sums of money, contracts, agreements, promises, claims, and demands whatsoever in law or in equity, which the Lessor ever had or now has or which its successors and assigns hereafter can, shall, or may have against the Assignor upon or by reason of any matter, cause, or thing whatsoever arising with respect to the Lease.

         7. Change of Address. For all purposes under the Lease, including, but not limited to paragraph thereof, the mailing address for the tenant thereunder shall be changed to the following:


                      Mr. Dennis Danko, AVP, Facilities Dept.
                      George Mason Bank
                      4241 Walney Road
                      Chantilly, Virginia 22021



         8. Further Assurances. Each party hereto covenants and agrees to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, upon the reasonable request of any other party, any and all instruments, papers, deeds, acts, or things, supplemental, confirmatory, or otherwise, as may be reasonably required by such other party for the purpose of effecting the assignment described herein.

         9. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings, or agreements between the parties hereto.

         10. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to the laws of the Commonwealth of Virginia.

         12. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof, and it shall be sufficient that the signature on behalf of each party hereto appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

         13. Incorporation by Reference. All of the Exhibits attached hereto or referred to herein and all documents in the nature of such Exhibits are by reference incorporated herein and made a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives.

                                         ASSIGNOR:

                                         FIRST UNION NATIONAL BANK OF VIRGINIA

                                         By:            [SIG]
                                             ---------------------------------
                                         Its: V.P.


                                         ASSIGNEE:

                                         GEORGE MASON BANK


                                         By: /s/ GLENN E. KINNARD
                                             --------------------------------
                                         Its: Executive Vice President

                                        LESSOR:

                                        BELLEWOOD ASSOCIATED LIMITED PARTNERSHIP

                                        By:             [SIG]
                                             -----------------------------------

                                        By:             [SIG]
                                             -----------------------------------

                                        By:             [SIG]
                                             -----------------------------------
                                        Its:  President

STATE OF VIRGINIA
County of Fairfax, to wit:

         The foregoing instrument was duly acknowledged before me in the County of Fairfax, this 18 day of April, 1996, by Glenn E. Kinard, [, as EVP of George Mason Bank, a N/A on behalf of the BANK.

                                         /s/ CHARMAINE E. BORA
                                         -------------------------------------
                                         Notary Public

My commission expires: 7-31-97.



STATE OF ________
_______________ of ______________, to wit:

         The foregoing instrument was duly acknowledged before me in the ______________ of ____________, this ____ day of ________, 1996, by
________________, [,as _______ of ___________________________, a _______________
on behalf of the ________________________.


                                                   [SIG]
                                        ---------------------------------------
                                        Notary Public

My commission expires:  _____________.

STATE OF ________
_______________ of ______________, to wit:

         The foregoing instrument was duly acknowledged before me in the ______________ of ____________, this ____ day of ________, 1996, by
________________, [,as _______ of ___________________________, a _______________
on behalf of the ________________________.


                                        ______________________________________
                                        Notary Public

My commission expires:  _____________.

                                      LEASE

                                     Between

                    Bellewood Associates Limited Partnership

                                       as

                                    LANDLORD

                                       and

                  Columbia First Bank, a Federal Savings Bank

                                       as

                                     TENANT

                               -----------------

                                      LEASE


             THIS LEASE dated April 23, 1993, for identification purposes only, is between Landlord and Tenant.

             For and in consideration of the covenants and agreements set forth in the Lease to be kept and performed by both parties, Landlord demises and leases to Tenant, and Tenant leases from Landlord, the Premises for the Term specified below.


                                    ARTICLE 1

                             BASIC LEASE PROVISIONS


           1.0l PROVISIONS This Article 1.01 is an integral part of this Lease and all of its terms (collectively, the "Basic Lease Provisions") are incorporated into and made a part of this Lease. Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.01. In the event of any conflict between a Basic Lease Provision and the balance of this Lease (including Exhibits and Riders, if any), the latter shall control.

(a) LANDLORD:        Bellewood Associates Limited Partnership

(b) TENANT:          Columbia First Bank, a Federal Savings Bank

(c) PREMISES:        Store Number 36 as marked on the site plan attached as
                     Exhibit A.

(d) SIZE OF THE
    PREMISES:        An area consisting of approximately 3,000 square feet, to
                     be measured from the center line of all walls common to other tenant premises to the exterior faces of all other walls, and to the building line.

(e) STREET ADDRESS
    OF PREMISES:     531 East Market Street
                     Leesburg, Virginia

(f) SHOPPING
    CENTER:          Bellewood Commons Shopping Center

(g) BUILDING:        Building D of Bellewood Commons Shopping Center

(h) RENT
    COMMENCEMENT
    DATE:            May 1, 1993

(i) SIGNS:           Tenant's building signs and dedicated freestanding sign at the street curb.

(j) TERM:            Beginning on the Rent Commencement Date and expiring 120
                     months after the Rent Commencement Date, and thereafter as extended upon the exercise of any renewal option or options pursuant to Section 2.03.

(k) OPTIONS:         Two additional five-year periods.

(l) BASE ANNUAL
    RENT: (for       $42,000. This figure shall be adjusted after measurement of
    months 1-60)     the Premises and shall be calculated at the rate of $14 per square foot.



    BASE ANNUAL
    RENT: (for
    months 61-120)   $48,000. This figure shall be adjusted after measurement of the Premises and shall be calculated at the rate of $16.00 per square foot.


    BASE ANNUAL
    RENT: (for
    first and
    second Option
    Period)          Market Value Rent determined in accordance Article 3.03.

(m) ESTIMATED
    FIRST YEAR
    CAM:             $3.00 per square foot

(n) TENANT'S PRO
    RATA SHARE:      A percentage, based on a fraction, the numerator of which
                     shall be the leasable square feet of the Premises and the denominator of which shall be the aggregate leasable square feet of the Shopping Center. As of the Commencement Date, Tenant's Pro Rata Share is 4.86%.

(o) ADDRESS FOR
    NOTICES AND
    PAYMENTS:        Landlord:

                     Bellewood Associates Limited Partnership
                     c/o Holladay Property Management Services and HM Leesburg Limited Partnership
                     3400 Idaho Avenue N. W.
                     Washington, D. C. 20016

                     Tenant:

                     Columbia First Bank, a Federal Savings Bank
                     1560 Wilson Boulevard
                     Arlington, Virginia 22209
                     Attention: Thomas J. Schaefer
                                President & CEO

(p)  INSURANCE:      Public Liability:
                     $2,000,000/$500,000/$2,000,000.
                     Fire and Extended Coverage: Replacement Cost

(q) TRADE
    FIXTURES:        The fixtures located on the Premises and listed on
                     Exhibit C.

(r) EXHIBITS:

                  EXHIBIT A - Site Plan

                  EXHIBIT B - Confirmation of Rent Commencement Date

                  EXHIBIT C - Trade Fixtures

                  EXHIBIT D - Estoppel Certificate

                  All Exhibits attached to this Lease are incorporated by this reference and made a part of this Lease.


                                    ARTICLE 2

                         DEMISED PREMISES, TERM AND USE


         2.01 PREMISES Landlord hereby leases the Premises to Tenant for the Term and grants to Tenant, for the Term, all easements, rights and privileges appurtenant to the Premises, including the right to use the banking drive-thru lanes, parking areas, driveways, loading docks, roads, alleys and means of ingress and egress. Landlord also grants Tenant the right to use the Trade Fixtures for the Term and, in Tenant's discretion, to upgrade or replace the Trade Fixtures. Tenant agrees to maintain the Trade Fixtures at its expense.

         2.02 CHARACTER OF SHOPPING CENTER Tenant has entered into this Lease in reliance upon representations by Landlord that the Shopping Center is and will remain retail in character and well maintained.

         2.03 TERM When the Rent Commencement Date has been ascertained, Landlord and Tenant shall enter into a Confirmation of Rent Commencement Date substantially in the form of Exhibit B confirming the Rent Commencement Date and specifying the actual expiration date for the initial Term. If the Term would otherwise end on a day other than the 1st day of the month, the Term shall be extended to the last day of such month.

         2.04 OPTION(S) TO RENEW PROVIDED that Tenant is not then in default of any material term, condition or covenant contained in this Lease, Tenant shall have the option(s) to renew this Lease for a First Option Period of 60 months and a Second Option Period of 60 months. Tenant shall give Landlord notice of the exercise of such option(s) in writing not later than 180 days prior to expiration of the initial Term or of the First Option Period, as the case may be. The terms and conditions of the Lease applicable at the Expiration Date will govern the applicable Option Period, except as follows: (i) Tenant will have no further right to extend the Lease Term following Tenant's exercise of its second option to renew; and (ii) rent shall be payable at the Market Value Rent rate agreed to by Landlord and Tenant no later than 3 months prior to the Expiration Date of the Date of the Lease Term or Extended Lease Term, as applicable. If Landlord and Tenant are unable to agree on the Base Annual Rent payable during the Extended Lease Term prior to 3 months before the Expiration Date, then the rent shall be determined in accordance with Article 3.03. The Market Value Rent so determined shall be deemed the Base Annual Rent during the related Option Period.

         2.05 ACCESS TO PREMISES Upon reasonable prior notice (but in no event less than 24 hours except in the case of an emergency), Landlord may enter the Premises, so long as such entry does not interfere with Tenant's business, during Tenant's business hours to inspect the Premises, to show them to prospective purchasers and lenders, or to perform maintenance and repairs.

         2.06 USE The Premises will be used as an office of a financial institution, for uses incidental to such purposes and for no other purpose. Tenant will not do or permit to be done in or about the Premises, nor bring to, keep or permit to be brought or kept in the Premises, anything which is prohibited by any law, statute, ordinance or governmental rule or regulation which is now in force or which may be enacted or promulgated after the Lease Date; use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; cause, maintain or permit any nuisance in, on, or about the Premises or commit or allow to be committed any waste in, on, or about the Premises.

         2.07 COMPLIANCE WITH LAW Tenant and Landlord agree to comply with all laws, ordinances, orders and regulations affecting the use and occupancy of the Premises and the Shopping Center, respectively, and the cleanliness, safety or operation thereof. Tenant agrees to comply with the reasonable regulations and requirements of any insurance underwriter, inspection bureau or similar agency with respect to that portion of the Premises installed by Tenant. Tenant also agrees to permit Landlord to comply with the reasonable regulations and requirements of any insurance underwriter, inspection bureau or similar agency with respect to that portion of the Premises installed by Landlord.

         2.08 ADVERTISING AND PROMOTION Landlord and Tenant agree that it is in their mutual interest to advertise and promote the Shopping Center. Accordingly, Tenant agrees to use the name "Bellewood Commons" in describing the location of its branch to the same extent that Tenant uses the names of shopping centers when describing the location of its other branches. Tenant also agrees to pay Landlord, in advance, on the first day of each calendar month, Tenant's Pro Rate Share of Landlord's cost of advertising and promoting the Shopping Center as a whole but not individual tenants of the Shopping Center ("Landlord's Advertising Costs"). Landlord and Tenant agree that, during calendar year 1993, Tenant shall not be obligated to pay a share of Landlord's Advertising Costs to the extent such costs exceed $12,000 or, during subsequent calendar years during the term of this Lease, to the extent Landlord's Advertising Costs increase by more than 3% over the previous calendar year. Within 90 days after the end of each calendar year, Landlord shall furnish to Tenant a statement, certified as correct by a certified public accountant or an officer of Landlord, showing Landlord's Advertising Costs for the previous calendar year and the monthly payments paid or payable shall be adjusted between Landlord and Tenant, by Landlord's crediting Tenant's account or by Tenant's paying Landlord, as the case may be.


                                    ARTICLE 3

                                      RENT

         3.01 RENT COMMENCEMENT DATE The Base Annual Rent and all other charges shall begin to accrue on the Rent Commencement

Date.

         3.02 BASE ANNUAL RENT Tenant agrees to pay for the use and occupancy of the Premises, at the times and in the manner hereinafter provided, an amount equal to one-twelfth of the Base Annual Rent ("Monthly Rent Installment"), in advance, without notice or invoice from Landlord, on the first day of each calendar month during the Term, beginning upon the Rent Commencement Date and ending on the first day of the month in which the Lease expires. In the event the Rent Commencement Date shall be a day other than the first day of a calendar month, then the Monthly Rent Installment for the period from the Rent Commencement Date until the first day of the month next following shall be prorated based on the number of days during such month and the number of days during such month from and after the Rent Commencement Date.

         3.03 MARKET VALUE RENT (a) The term "Market Value Rent" shall mean the annual fixed rent that a willing lessee would pay and a willing lessor would accept in an arms-length lease of the demised premises as of the Exercise Date. If Landlord and Tenant shall fail to agree upon the Market Value Rent within 30 days after the date of Tenant's Notice to extend this lease, then Landlord and Tenant each shall give notice (the "Determination Notice") to the other setting forth their respective determinations of the Market Value Rent, and, subject to the provisions of subsection (b) below, either party may apply to the American Arbitration Association or any successor to it for the designation of an arbitrator satisfactory to both parties to render a final determination of the Market Value Rent. The arbitrator shall be a real estate appraiser or consultant who shall have at least 15 years continuous experience in the business of appraising. The arbitrator shall conduct such hearings and investigations as the arbitrator shall deem appropriate and shall, within 30 days after having been appointed, choose one of the determinations set forth in either Landlord's or Tenant's Determination Notice, and that choice by the arbitrator shall be binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this subsection (a), and the parties shall share equally all other expenses and fees of any such arbitration. The determination rendered in accordance with the provision of this subsection (a) shall be final and binding in fixing the Market Value Rent. The arbitrator shall not have the power to add to, modify, or change any of the provisions of this lease.

     (b) In the event that the determination of the Market Value Rent set forth in the Landlord's and Tenant's Determination Notices shall differ by less than $1.00 per leasable square foot per annum for each year during the Renewal Lease Term, then the Market Value Rent shall not be determined by arbitration, but shall instead be set by taking the average of the determinations set forth in Landlord's and Tenant's Determination Notices. Only if the determinations set forth in Landlord's and Tenant's Determination Notices shall differ by more than $1.00 per leasable square foot per annum for any year during the Renewal Lease Term shall the actual determination of Market Value Rent be made by an arbitrator as set forth in subsection (a) above.

     (c) If for any reason the Market Value Rent has been determined prior to the commencement of the Renewal Lease Term, then, until the Market Value Rent and, accordingly, the Base Annual Rent, is finally determined, the Base Annual Rent shall remain the same as payable during the last year of the initial Term or the First Option Period, as the case may be. Upon final determination of the Market Value Rent, an appropriate adjustment to the Base Annual Rent shall be made reflecting such final determination, and Landlord or Tenant, as the case may be, shall promptly refund or pay to the other any overpayment or deficiency, as the case may be, in the payment of Base Annual Rent from the commencement of the Renewal Lease Term to the date of such final determination.


                                    ARTICLE 4

                                  COMMON AREAS

         4.01 MAINTENANCE Landlord covenants and agrees to maintain, or cause to be repaired or maintained, the Common Areas in good order and repair. The Common Areas shall consist of all those areas and items described in Article 7.02(a) as Landlord's responsibility, and shall include parking areas, landscaped areas, streets, sidewalks, driveways, loading platforms, and any other facilities of the Shopping Center as they may from time to time exist, but repair and maintenance shall not include ordinary janitorial services nor shall Common Areas include those items excluded from Landlord responsibility under Article 7.02(b).

         4.02 COMMON AREA COSTS Common Area Costs shall mean costs reasonably incurred for operation, maintenance, management and repair of the Common Areas, including Taxes determined under Article 5.01 and Insurance determined under
Article 14.01; certified public accountant fees; repairing, repainting and restriping and repaving when necessary the parking areas; refuse collection; snow removal from the Shopping Center; cleaning, sweeping and other janitorial services outside of the Premises; sanitation and maintenance of refuse receptacles; planting and replanting landscaping; maintenance of directional signs and other markers; and upkeep of lighting and other utilities. Common Area Costs may include any expenditures which, in accordance with generally accepted accounting principles, are not fully chargeable to current account in the year the expenditure is incurred

(capital expenses). Items which are capital in nature shall be amortized according to such principles, and only the part thereof attributable to a particular year, pro-rated for each day in the Term, shall be included in Common Area Costs for that year.

         4.03 PAYMENT BY TENANT Effective on the Rent Commencement Date, Tenant shall pay to Landlord, in advance, on the first day of each calendar month, Tenant's Pro Rata Share of the monthly allocation for Common Area Costs (based upon Landlord's estimates), subject to readjustment under Article 4.04.

         4.04 STATEMENT FROM LANDLORD Within 90 days after the end of each calendar year, Landlord shall furnish to Tenant a statement, certified as correct by a certified public accountant or an officer of Landlord, showing the total Common Area Costs for the calendar year just expired (including any allocation of capital expenses or special assessments), the actual allocated monthly and annual amount of Common Area Costs, and the payments actually made by Tenant during such calendar year. If the actual Common Area Costs for such calendar year shall exceed Tenant's payments as shown on such statement, then Tenant shall, within 30 days after receipt of such statement, pay the difference to Landlord. If the statement indicates an overpayment by Tenant, then Tenant shall, at its option, be entitled to offset such excess against payments becoming due or any other payment obligations under this Lease. Upon termination of the Lease, Landlord shall refund any overpayment of Common Area Costs. Common Area Costs shall be subject to audit by Tenant, and Landlord shall use its best efforts to minimize such costs in a manner consistent with good building management practices. The obligations under this Article shall survive the expiration of the Lease.


                                    ARTICLE 5

                                      TAXES


         5.01 TENANT'S PAYMENT OF REAL PROPERTY TAXES Tenant shall pay its Pro Rata Share of all real property taxes, general assessments and special assessments that may he levied or assessed against the Premises by any lawful authority, beginning on the Rent Commencement Date ("Taxes"). Taxes for the tax year in which the Term begins and the Term expires shall be prorated daily based on the number of days of the tax year included in the Term; and special assessments shall be prorated based on a reasonable estimate of the useful life, if any, of the work for which the special assessment is made and the portion of that useful life included in the Term. Taxes shall be paid under Article 4.02 as Common Area Charges.

         5.02 PAYMENT OF PERSONAL PROPERTY TAXES, CHARGES AND LEVIES Tenant shall pay before delinquency all taxes, license fees and public charges levied, assessed or imposed upon its business operation in the Premises and upon its leasehold improvements, fixtures, equipment and personal property in or upon the Premises or any other taxes, charges of levies (including judgments) which may either immediately or after the passage of time become a lien on the Premises or charge upon Tenant's estate in the Premises. If there are any such taxes, charges or levies assessed or imposed on Tenant's property together with property of Landlord, then such assessment shall be equitably divided between Landlord and Tenant so that Tenant shall pay only its equitable share of such assessment. Landlord shall determine the basis of such proration based upon the records of the tax assessor. No taxes, assessments, fees or charges referred to in this paragraph shall be considered Taxes under the provisions of Article 4.


                                    ARTICLE 6

                                    UTILITIES

         6.01 TENANT'S RESPONSIBILITY Tenant shall be solely responsible for and promptly pay all charges for the use or consumption within the Premises of sewer, gas, electricity, water and all other utility services.

         6.02 LIMITED LIABILITY FOR DAMAGE Landlord shall not be liable to Tenant in damages or otherwise if the utilities or services are interrupted or terminated because of necessary repairs, installations or improvements, or any cause beyond Landlord's reasonable control; nor shall any such interruption or termination relieve Tenant of the performance of any of its obligations hereunder, except that if Tenant is unable to operate its business without material impediment for longer than 30 days, all rent obligations hereunder shall abate thereafter until reasonable service is restored. "Reasonable service" shall be such as to permit Tenant to operate its business substantially as it did prior to the interruption or termination. If such interruption continues for more than 180 days, Tenant may elect to terminate this Lease.


                                    ARTICLE 7

                              CONDITION OF PREMISES

         7.01 CONDITION OF THE PREMISES Tenant is fully familiar with the physical condition of the Premises and the Building, including the improvements, Trade Fixtures, and equipment. Landlord has made no representations of any nature in connection with the condition of the Premises or of the Building, improvements, Trade Fixtures, or equipment, and the Landlord shall not be liable for any latent or patent defects. Tenant understands and agrees that the Premises are leased in "as is" condition, subject to Landlord's agreements to repair and maintain the Premises, and Tenant shall be presumed to have accepted possession of the Premises on the Rent Commencement Date.

         7.02 REPAIR AND MAINTENANCE (a) Landlord covenants and agrees, at its expense, to keep in good condition and repair the foundations, exterior paint, plumbing system, electrical system, utility lines and connections to the Premises, sprinkler mains, if any, structural components (including without limitation the roof, roof covering and load-bearing walls and floor slabs) and masonry walls of the Premises, after notice from Tenant of the need for such repairs. Tenant shall promptly notify Landlord of any condition respecting such structure or exterior that may need repair. Landlord's obligation with respect to maintenance of and repairs of the Premises shall be only as expressly set forth in this Article and Landlord shall not be responsible for wall cracks which in the sole opinion of Landlord do not constitute a danger to the Premises. Landlord shall not be in default unless Landlord fails to perform its obligations within a reasonable time, but in no event later than 30 days after written notice from Tenant specifying Landlord's failure to perform; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently carries out its duties.

         (b) Tenant, at its expense, shall make all necessary repairs and replacements not required to be made by Landlord under paragraph (a) above (including but not limited to repairs and replacements to the plumbing, heating, air conditioning and sprinkler system and equipment in the Premises, and the floors, interior walls, and ceiling of the Premises and the windows, doors, and store front thereof, and repairs necessitated by the act or failure to act of Tenant and/or its agents, employees, customers or invitees). If Tenant refuses or fails to make or complete with reasonable dispatch any required repairs or replacements, Landlord may make such repairs or replacements or cause them to be made at Tenant's expense, and, upon demand, Tenant shall pay the cost to Landlord as additional rent. Tenant agrees to place its trash in the dumpster assigned by Landlord from time to time.

         7.03 ALTERATIONS Tenant will not alter the exterior of the Premises without the prior written consent of Landlord; provided, however, Landlord will not unreasonably delay or withhold its consent to alterations reasonably intended to promote or improve Tenant's banking services or operations. Tenant may at its expense make such alterations or improvements to the interior of the Premises as may be required for the conduct of its business, provided the written approval of Landlord as to the improvement and the contractor has been first obtained; and further provided that such alterations and improvements shall be performed in a workmanlike manner and shall not be harmful to the structure nor overload the electrical, plumbing, heating or air conditioning facilities of the Premises or the Building. Tenant shall not to cause any protrusions to be made in, to or through the roof without Landlord's prior written consent. At the expiration of the Lease, Tenant shall, at its expense, restore the Premises to their original condition, reasonable wear and tear excepted and shall be broom clean. If Tenant fails to perform such restoration, Landlord may do it at Tenant's expense and Tenant shall on demand pay the cost to the Landlord.

         7.04 MECHANICS LIENS Tenant shall not permit to be created or to remain undischarged any lien, encumbrance or charge arising out of any work performed for Tenant by any contractor, mechanic, laborer or any material supplied or claimed to be supplied by any materialman to or for Tenant that might be or become a lien, encumbrance or charge upon the Premises or the income therefrom. If any lien or notice of lien on account of an alleged debt of Tenant or any contractor to work in the Premises shall be filed against the Premises or the Shopping Center, Tenant shall, within 30 days after notice of the filing thereof, cause the same to be discharged of record by payment, deposit or bond, by order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien or notice of lien to be discharged by either paying the amounts claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, Landlord shall be entitled to defend any foreclosure action of such lien by the lienor. Tenant shall reimburse Landlord, upon demand, for any money paid by Landlord and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in connection therewith, together with 10% annual interest thereon from the date of Landlord's making of the payment or incurring of the cost and expense. If Tenant diligently contests any such claim, but does not cause such lien or notice of lien to be discharged, Tenant agrees to indemnify, defend and hold harmless Landlord from any and all costs, liabilities and damages, including reasonable attorneys' fees resulting therefrom, and upon demand, to deposit with Landlord cash or a surety bond, in form and with a company reasonably satisfactory to Landlord, in an amount equal to the amount of such contested claim.

                                   ARTICLE 8

                          SUBORDINATION AND ATTORNMENT

         8.01 SUBORDINATION Tenant agrees that this Lease is subject and subordinate to the lien of any first mortgages or deeds of trust now on or which at any time may be made a lien upon the Shopping Center, or any part of it, and to all advances made or hereafter to be made upon the security thereof. This subordination provision shall be self-operative and no further instrument of subordination shall be required. Tenant agrees to execute and deliver, upon request, such further instrument or instruments confirming this subordination as shall be desired by Landlord or by any mortgagee or proposed mortgagee; and Tenant appoints Landlord as Tenant's attorney-in-fact to execute any such instrument or instruments. Tenant further agrees that, as the option of the holder any first mortgagee or of the trustee under any first deed of trust, this Lease may be made superior to said first mortgage or first deed of trust by the insertion therein of a declaration that this Lease is superior thereto.

         8.02 ATTORNMENT In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any deed to secure debt given by Landlord and covering the Leased Premises, Tenant shall attorn to the Purchaser upon any such foreclosure or sale and recognize such purchaser as the owner and landlord under this Lease, provided such owner, as landlord, shall recognize Tenant's rights to continue to occupy the Lease Premises and exercise and enjoy all of its rights hereunder so long as Tenant complies with the terms and provisions of this Lease and further provided any such purchaser shall be deemed to assume and agree to perform the duties of the landlord hereunder.


                                    ARTICLE 9

                                      SIGNS

         Landlord and Tenant acknowledge that this Lease is contingent upon Tenant receiving final approval in writing of Tenant's exclusive use of its building and curb signs. Upon receipt of such approval, Tenant shall install such signs at Tenant's expense and Tenant shall be solely responsible for the expenses of operation, maintenance and replacement of such signs.


                                   ARTICLE 10

                               DAMAGE TO PREMISES

         10.01 REPAIR OF PREMISES (a) In the event the Premises are damaged or destroyed or rendered partially untenantable for their accustomed uses by fire or other casualty, which is insured or would be insured under the coverage that Landlord is obligated to carry pursuant to Article 12.01, then Landlord shall, within 60 days after such casualty, commence to repair the premises, and within 120 days after commencement of such repair, restore them to substantially the condition in which they were immediately prior to the happening of such casualty, except as otherwise provided in this Article 10.

         (b) In the event the Premises or the Building are damaged or destroyed by a peril not covered by the insurance Landlord is obligated to carry pursuant to Article 12.01 ("Uninsured Risk") and the Premises or the Building are damaged by such Uninsured Risk to an extent equal to or greater than 25% of the replacement cost of the Premises or the Building above the foundation, then Landlord shall have the option to (1) elect to repair the damage, in which event this Lease shall continue in full force and effect, provided that such repairs are commenced within 120 days after such casualty and Landlord diligently and continually pursues such repairs to completion no longer than one year after the date of the casualty, or (2) elect not to repair the damage, in which event this lease shall automatically terminate effective as of the date Landlord gives Tenant written notice of termination. Landlord shall notify Tenant within 90 days after the happening of such casualty of its election to repair the Premises or to terminate this Lease by not repairing the Premises. If the Premises or the Building are damaged by an Uninsured Risk to an extent less than 25% of the replacement cost of the Premises, or the Building above the foundation, then such damage shall be treated as an insured risk and Landlord shall be obligated to repair the Premises in accordance with the provisions of Article 10.01.

         10.02 RENT ABATEMENT AND TERMINATION From the date of any casualty described in Article 10.01 until the Premises or Shopping Center are so repaired and restored (or until Landlord notifies Tenant of its election to terminate this Lease in accordance with the provisions of Article 10.01) , Base Annual Rent and all other charges payable under this Lease shall abate in the same proportion as the untenantable portion of the Premises bears to the entire Premises.


                                   ARTICLE 11

                                 EMINENT DOMAIN

         11.01 ELECTION TO TERMINATE In the event that any portion of the Premises or all or a substantial portion of the Shopping Center shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, then at the election of either Landlord or Tenant, upon written notice to the other party within 60 days after receipt of written notice of such taking, this Lease shall terminate and expire as of the date of such taking and both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder.

         11.02 ELECTING NOT TO TERMINATE If neither Landlord nor Tenant elects to terminate this Lease, Tenant shall remain in that portion of the Premises that shall not have been appropriated or taken, and Landlord agrees, at Landlord's cost and expense, as soon as reasonably possible, to restore the remaining portion of the Premises to a complete unit of like quality and character as existed prior to such appropriation or taking; and as of the date of such appropriation or taking all rent and payment obligations of Tenant shall be adjusted on an equitable basis, taking into account the relative value of the portion taken in comparison to the portion remaining. A voluntary sale or conveyance in lieu of condemnation under threat of condemnation shall be deemed an appropriation or taking under the power of eminent domain.

                                   ARTICLE 12

                                    INSURANCE

         12.01 LANDLORD'S OBLIGATION. Landlord agrees to carry or cause to be carried during the Term, public liability insurance and fire and extended coverage with such endorsements as are commonly included in the market area on the Premises. Public Liability Coverage shall be not less than $1,000,000 for bodily injury, including death and personal injury arising out of any one occurrence and insurance for fire, extended coverage, vandalism and malicious mischief, insuring the improvements located on Landlord's property in the Shopping Center. Fire and Extended Coverage shall not be for more than the replacement value of the Premises. Landlord shall have the option to carry additional insurance or insurance with higher coverage, provided that Tenant shall be responsible for paying only the insurance coverage specified herein with limits that are customary and reasonable in the general vicinity of the Shopping Center for structures similar to the Premises. Such insurance shall cover the Premises and all appurtenances thereto. Landlord shall provide to Tenant a certificate of such insurance. Landlord's premiums for such insurance shall be paid as Common Area Costs under Article 4.

         12.02 TENANT'S OBLIGATION. Tenant shall carry public liability insurance on the Premises covering both Tenant, Landlord and any trustee or beneficiary under a deed of trust on the Premises as additional insureds with terms and companies reasonably satisfactory to Landlord and giving Landlord, Tenant and other additional insureds of which Landlord has previously notified Tenant in writing a minimum of 10 days written notice by the insurance company prior to cancellation, termination or change in such insurance. Such insurance shall be for limits of not less than $2,000,000 for bodily injury, including death and personal injury, arising out of any one occurrence, and not less than $500,000 for damage to property arising out of any one occurrence or a policy having a combined single limit of $2,000,000. Tenant shall obtain tenant insurance with standard coverage against loss by fire, theft or other casualty on its personal property, and such insurance shall have the same provisions on coverage and notification of Landlord, trustees and beneficiaries and others as the public liability insurance. Nothing in this Article 12.02 shall prevent Tenant from carrying and maintaining any insurance required hereunder within the coverage of a blanket insurance policy or policies carried by Tenant covering other properties as well as the Premises. Tenant shall from time to time on Landlord's request provide such certificates of insurance to Landlord or its lenders as Landlord may reasonably request.

         12.03 MUTUAL RELEASE Landlord and Tenant for themselves and all parties claiming under them, mutually release and discharge each other and their respective officers, directors, partners, agents and employees, from all claims and liabilities arising from or caused by any casualty or hazard, covered or required hereunder to be covered in whole or in part by insurance on the Premises, the Shopping Center of in connection with property on or activities conducted on the Premises or the Shopping Center, and mutually waive (and shall cause their respective insurers to waive) any right of subrogation that might otherwise exist in or accrue to any person on account thereof. Landlord and Tenant shall obtain any endorsements necessary so that such release shall not operate in any case to invalidate such insurance coverage.

         12.04 MUTUAL INDEMNIFICATION Tenant and Landlord hereby agree to indemnify, defend and hold harmless each other, their agents, officers and employees, from and against any and all liability, claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions and causes of action of every kind and nature arising or growing out of or in any way connected, as to Landlord, with Tenant's use, occupancy, management or control of the Premises and, as to Tenant, Landlord's use, occupancy, management or control of the Shopping Center, respectively. This obligation to indemnify shall include reasonable legal and investigation costs and all other reasonable costs, expense and liabilities from the first notice that any claim or demand is to be made or may be made.

                                   ARTICLE 13

                            ASSIGNMENT AND SUBLETTING

         Tenant agrees that it will not assign, mortgage or encumber this Lease, nor sublease, or permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance. Landlord's consent shall not be unreasonably withheld if Tenant wishes to sublet to another financial institution.

         Any assignment or sublease in violation of this section will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy or collection will be deemed (a) a waiver of the provisions of this section; or (b) the acceptance of the assignee, subtenant or occupant as tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed as consent to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by other, without Landlord's prior written consent in each instance.


                                   ARTICLE 14

                                     DEFAULT

         14.01 EVENTS OF DEFAULT The following events are referred to collectively as "Events of Default," or individually as an "Event of Default:"

         (a) Tenant defaults in the due and punctual payment of Rent, and such default continues for more than 5 business days following notice from Landlord;

         (b) this Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and the attachment is not discharged or disposed of within 45 days after its levy;

         (c) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

         (d) voluntary or involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

         (e) Tenant fails to take possession of the Premises on the Commencement Date of the Term; or

         (f) Tenant breaches any of the other agreements, terms covenants or conditions which this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord; or if such breach cannot be cured reasonably within such 30 day period and Tenant fails to commence and proceed diligently to cure such breach within a reasonable time period.

         14.02 LANDLORD'S REMEDIES Upon the occurrence and continuance of an Event of Default, Landlord, without notice to Tenant (except where expressly provided for below) may do any one or more of the following:

         (a) declare the rent for the entire Lease Term immediately due and payable and collect the same by distress or otherwise;

         (b) declare the term of this Lease ended and this Lease terminated, cancelled and annulled;

         (c) with or without terminating this Lease, reenter and take possession of the Premises and every part thereof and rerent the Premises at the risk and cost of the Tenant, whose default shall not relieve it of the responsibility for the difference between the rent due under this Lease and the rent actually received by landlord during the remaining Lease Term, or, if such rent received is in excess of the rent called for hereunder, the entire amount shall belong to Landlord free of any claim of Tenant;

         (d) perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease that Tenant has failed to perform and of which Landlord has given Tenant notice, the cost of which performance by Landlord, together with interest at the rate of 6% per year from the date of such expenditure, shall be payable on demand; and/or

         (e) institute such other appropriate proceeding as Landlord may be legally entitled to employ.

      If an Event of Default occurs, then Tenant agrees to compensate Landlord for any costs incurred by Landlord in enforcing the provisions of this Lease, including Landlord's attorneys' fees.

         14.03 CUMULATIVE REMEDIES Any suit or suits for the recovery of the amounts and damages set forth in this Article may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the Term would have expired had there occurred no Event of Default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the Lease Date existing at law or in equity or by statue or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now on after the Lease date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including attorneys; fees from the date any such matter is turned over to an attorney, whether or not on or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.


                                   ARTICLE 15

                               GOVERNMENT APPROVAL


         This Lease and Tenant's obligations are conditioned upon Tenant's receipt of approval from governmental regulatory agencies having jurisdiction over Tenant. Tenant agrees to pursue such approvals in good faith and with due diligence and will advise Landlord promptly of its receiving or failing to receive such approvals. If Tenant fails to receive such approval, this Lease shall be terminated; provided, however, that if Tenant's application is not approved within 45 days of the date of this Lease, Landlord shall have the option to terminate the Lease.

                                   ARTICLE 16

                              DEFAULTS BY LANDLORD
                              TERMINATION BY TENANT


         In addition to any rights Tenant may have under this Lease or by law or in equity, if Landlord fails to perform or observe any material provision of this Lease to be performed by Landlord or if Tenant is provided under this Lease a right to terminate this Lease before expiration of its Term, Tenant shall give Landlord written notice thereof (specifying the condition or default on which termination or default is based) , and Landlord shall have 30 days to cure any condition or any default so specified (except that this 30-day period shall be extended by a reasonable period of time if the alleged condition or default is not reasonably capable of cure within such 30-day period and Landlord proceeds diligently to cure the condition or default). If Landlord does not so cure, Tenant may, at its option and upon written notice, terminate this Lease without waiving any rights or remedies (including the right to recover damages) or incur any expense necessary to perform the obligation of Landlord specified in such notice, and deduct such expense from the rents or other charges next coming due.


                                   ARTICLE 17

                             SURRENDER OF PREMISES


         Tenant shall, upon termination of the Term or any earlier termination of this Lease for any cause, surrender to Landlord the Premises, including without limitation all equipment then on the Premises other than equipment and fixtures owned or leased by Tenant. In addition, provided Tenant is not in default under this Lease, Tenant may remove the Trade Fixtures. Tenant shall surrender to Landlord all alterations and other additions that may be made or installed by either party to, in, upon or about the Premises, without any damage, injury or disturbance, normal wear and tear and damage by casualty excepted.

                                   ARTICLE 18

                            MISCELLANEOUS PROVISIONS


         18.01 PAYMENTS All amounts due under this Lease shall be paid on or before the first day of each month at the address specified for Landlord in Article 1 or at such other place as Landlord designates.

         18.02 NOTICES All notices and demands required or permitted to be given under this Lease shall be in writing and sent by certified mail, return receipt requested, to the addresses of the parties set forth in Article 1. Either party may change its address by giving notice as set forth in this Article.

         18.03 REMEDIES All rights and remedies of Landlord and Tenant granted by this Lease or otherwise existing at law are cumulative, and may be exercised and enforced concurrently and whenever and as often as the exercising party deems desirable.

         18.04 SUCCESSORS AND ASSIGNS Subject to the provisions of Article 18, all covenants, promises, conditions, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         18.05 WAIVERS The failure of either Landlord or Tenant to insist upon strict performance by the other of any of the covenants, conditions or agreements of this Lease shall not be deemed a waiver of any subsequent breach or default in any of such covenants, conditions or agreements. No surrender of the Premises by Tenant shall be affected by Landlord's acceptance of rent or by any other means whatsoever unless the same shall be evidenced by Landlord's written acceptance thereof as a surrender.

         18.06 HOLDING OVER If Tenant or any party claiming under Tenant remains in possession of the Premises or any part thereof after any termination or expiration of this Lease, Landlord, in its sole discretion, may treat such holdover as an automatic renewal of this Lease for a month-to-month tenancy subject to all the terms and conditions of this Lease.

         18.07 ESTOPPEL At any time and from time to time either party, upon request of the other party, shall execute, acknowledge and deliver a certificate, stating (if the same be true) that (a) this Lease is a true and correct copy of the lease between the parties, (b) there are no amendments (or stating what amendments there may be), (c) the same is then in full force and effect, (d) to the best of its knowledge, there are no offsets, defenses or counterclaims with respect to the payment of rent reserved hereunder or the performance of the other terms, covenants and conditions hereof on the part of Tenant or Landlords, as the case may be, to be performed, and (e) as of such date no default has been declared hereunder by either party, and stating such other information concerning this Lease as shall be reasonably requested. If such certificate is not executed by the other party and delivered to the requesting party within 15 days after receipt of the request, the statements made in the proposed estoppel request shall be deemed to be correct. Tenant's certificate shall be substantially in the form of Exhibit D.

         18.08 TIME OF THE ESSENCE Time is of the essence for the performance of each and every provision hereof.

         18.09 FORCE MAJEURE If either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, failure of power, riots, insurrection, war or other reason of like nature not the fault of the party delayed in performing work or doing acts, such party shall be excused from performance for the period of delay and the period for performance shall be extended by the period of the delay.

         18.10 CONSENT Wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld.

         18.11 AMENDMENTS This Lease may be modified, amended, changed or terminated, in whole or in part, only by an agreement in writing duly authorized and executed by both Landlord and Tenant. This Lease may not be modified, amended, changed or terminated by any oral agreement or understanding between the parties unless the same shall be reduced to writing and duly authorized and executed by both Landlord and Tenant.

         18.12 SEVERABILITY Invalidation of any of the provisions of this Lease or any paragraph, sentence, clause, phrase or work herein, or the application thereof in any particular circumstance, shall not affect the validity of the remainder of this Lease.

         18.13 EXCLUSIVE AGREEMENT This Lease contains the entire agreement between the parties hereto and no statement, promise, or inducement made by either party or its agent that is not contained in this Lease shall be valid or binding.

         18.14 BINDING EFFECT This Lease shall become binding upon the parties upon the date of the last party signing hereunder, notwithstanding that the Term shall commence at a future date.

         18.15 RELATIONSHIP OF PARTIES Nothing herein shall be deemed by the parties hereto or by any third party to create any relationship between the parties other than that of landlord and tenant.


     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by their respective duly authorized representatives as of the date set forth above.

                                 LANDLORD
ATTEST:                          BELLEWOOD ASSOCIATES
                                   LIMITED PARTNERSHIP

           [SIG]                 By: /s/ H.M. LEESBURG LTD PTR - GENERAL PARTNER
---------------------------          -------------------------------------------

                                 By: /s/ MINSHALL CAPITAL CORP.(SEAL)
                                     -------------------------------------------

                                 By:            [SIG]
                                     -------------------------------------------

                                 TENANT

ATTEST:                          COLUMBIA FIRST BANK, A
                                   FEDERAL SAVINGS BANK

/s/ LYNDA R. SHULIN              By  /s/ THOMAS J. SHAEFER (SEAL)
---------------------------          -------------------------------------------

                                    EXHIBIT A


                          [COUNTY RECORDERS STREET MAP]

                                    EXHIBIT B


                     CONFIRMATION OF RENT C0MMENCEMENT DATE



         THIS CONFIRMATION OF RENT COMMENCEMENT DATE is made this 23 day of April, 1993, by and between Bellewood Associates Limited Partnership ("Landlord") and Columbia First Bank, a Federal Savings Bank ("Tenant").

         WHEREAS, Landlord and Tenant entered into a lease dated April 23, 1993 ("Lease") ;

         WHEREAS, the Rent Commencement Date is dependent upon the occurrence of certain events; and

         WHEREAS, those events have occurred and Landlord and Tenant now desire to specify the Rent Commencement Date.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         The Rent Commencement Date is May 1, 1993; provided, however, that if an appeal is filed to the decision of the Leesburg Architectural Review Board with respect to Tenant's Signs, Tenant shall have the right to terminate this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant execute this Confirmation under seal on the date written above.


                                LANDLORD:
                                BELLEWOOD ASSOCIATES
                                 LIMITED PARTNERSHIP


ATTEST:                         By /s/ HM LEESBURG GENERAL PARTNER
                                   -------------------------------
/s/    [SIG]                      /s/ MINSHALL CAPITAL CORP.
-----------------------            -------------------------------
                                By            [SIG]
                                   -------------------------------




                                TENANT:
                                COLUMBIA FIRST BANK, A
                                 FEDERAL SAVINGS BANK

ATTEST:


/s/ LYNDA R. SHULIN             By /s/ THOMAS J. SCHAEFER
-----------------------            -------------------------------

                                    EXHIBIT C


           One NCR Model 5085 automated teller machine

           One night depository unit

           A drive-thru  banking facility including one remote station

           One night teller safe

                                    EXHIBIT D


                              Estoppel Certificate


                                                                    , 19__
[Name and address of Landlord,
Secured Lender, or Purchaser
of Bellewood Commons]

      Re: Lease dated April 23, 1993 by and between Bellewood Associates Limited Partnership as Landlord and Columbia First Bank, a Federal Savings Bank as Tenant


Ladies and Gentlemen:

      The undersigned, Tenant under the above Lease, confirms that as of the date of this Certificate:

      1. Tenant is in full and complete possession of the Premises known as Store 36, Bellewood Commons Shopping Center, possession of such Premises having been delivered by Landlord and having been accepted by Tenant; the Rent Commencement Date was May 1, 1993; Tenant is paying Base Annual Rent in monthly installments of $____________; and rents have been paid through ______________.

      2. The Lease is a bona fide lease and is in full force and effect; the Lease has not been amended or modified except as follows:

                     _____________________________________

      3. A correct copy of the Lease and all amendments are attached to this Certificate.

      4. There is no default on the part of the Landlord except as follows:
                     _____________________________________

      5. No rents have been prepaid except as provided by the Lease; Tenant does not now have any claim against Landlord which might be set off or credited against future accruing rents except as follows:
                     _____________________________________

      6. Tenant has received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents secured therein, except that it has received notice of an Assignment of Leases and Rents (as additional security) dated

______________________________, to ______________________.

      7. Tenant has not subordinated and will not subordinate its Lease to the lien of any other mortgage or deed of trust without the prior written consent of Lender.



                                     Very truly yours,



                                     Columbia First Bank, a
                                      Federal Savings Bank


Attachment

     [BARNES, MORRIS, PARDOE & FOSTER MANAGEMENT SERVICES, LLC LETTERHEAD]




May 16, 1996



Mr. Glenn E. Kinard
Executive Vice President
George Mason Bank
4221 Walney Road
Chantilly, VA 22021

RE:  531 EAST MARKET STREET
     LEESBURG, VIRGINIA

Dear Glenn:

Enclosed please find one fully executed original of the Assignment and Assumption Agreement by and among First Union National Bank of Virginia, George Mason Bank, and Bellewood Associates Limited Partnership, for your files.

Please call me with any questions that you may have.

Sincerely,

BARNES, MORRIS, PARDOE & FOSTER MANAGEMENT SERVICES, LLC


/s/ MICHAEL ZACHARIA
--------------------
  Michael Zacharia
  Retail Leasing


Enclosure

cc:  Bruce Christman, Esq. (w/copy of enclosure)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the Assignment), dated as of the 18th day of April, 1996 (the Effective Date), by and among FIRST UNION NATIONAL BANK OF VIRGINIA (the Assignor), GEORGE MASON BANK (the Assignee), and BELLEWOOD ASSOCIATES LIMITED PARTNERSHIP (the Lessor), recites and provides:

RECITALS:

         By Lease dated April 23, 1993 (the Lease), between the Lessor (as landlord) and the Assignor, successor to Columbia First Bank, (as tenant), the Lessor leased to the Assignor certain real estate located in the County of Loudoun, Virginia, and more particularly described in the Lease (the Leased Premises). A true and complete copy of the Lease is attached hereto as Exhibit
A. Under the terms of the Lease, the Assignor may not assign its interest in the Lease except with the prior written consent of the Lessor.

         The Assignor now wishes to assign and transfer to the Assignee all of the Assignor's right, title, and interest in and to the Lease. The Lessor is willing to consent to such assignment on the terms and conditions set forth herein.

ASSIGNMENT AND ASSUMPTION AGREEMENT:

         FOR and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Assignment. The Assignor hereby assigns and transfers to the Assignee all of the Assignor's right, title, and interest in and to the Lease for the remainder of the term thereof (including any rights to renew the Lease or extend the term thereof), subject to the rental, terms, covenants, and conditions of the Lease. Notwithstanding the foregoing, however, Assignee shall have the right to terminate this Assignment on or before sixty (60) days from the Effective Date (the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period) in the event Assignee is not able to obtain, or is denied, approval from the [Office of Comptroller of the Currency (OCC)] Bureau of Financial Institutions of the Commonwealth of Virginia before the expiration of the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period. Assignee shall exercise due diligence to obtain such approval. In the event [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia approval is not obtained within the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period, either party may extend the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period for an additional thirty (30) days by written notice to the other party received prior to the expiration of the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia Approval Period. Upon receipt of approval from the [OCC] Bureau of Financial Institutions of the Commonwealth of Virginia, Assignee shall pay Fifty Thousand Dollars ($50,000) to Assignor.

         Assignee acknowledges that it has had an opportunity to examine the Leased Premises. This assignment and transfer is made "as is" and there are no warranties, express or implied, with respect to the Leased Premises.



         2. Representations and Warranties. The Assignor and Assignee each represent and warrant to the other that (a) it has full power and authority to execute and deliver this Assignment, and (b) the execution and delivery hereof and the terms and obligations hereof do not contravene any agreement to which it is a party or by which it or the Leased Premises is bound. Assignor and Lessor represent and warrant to the Assignee: (i) that the Lease is in full force and effect, (ii) that to the best of their knowledge, there exists no event of default thereunder on the part of either Assignor or Lessor, (iii) that to the best of their knowledge, there exists no event which with the giving of notice or the expiration of any applicable cure period would constitute an event of default by either Assignor or Lessor under the Lease, and (iv) that the Leased Premises as of this date contains among other equipment, the following items
(as they were on March 15, 1995, the date Assignor and Assignee walked through the Leased Premises): (a) one night depository unit, (b) a drive through banking facility including one remote station and one drive up window, (c) one night teller safe, and (d) under-counter teller equipment for six stations plus the drive-in teller station.

         3. Indemnity by Assignor. The Assignor covenants to hold the Assignee harmless from and indemnify the Assignee for any loss, damage, cost, or expense (including reasonable attorneys' fees) arising out of any failure of the Assignor to perform any of its obligations under the Lease up to and including the Effective Date.

         4. Acceptance, Assumption, and Indemnity by Assignee. The Assignee (a) accepts the assignment of all of Assignor's right, title, and interest in and to the Lease, (b) agrees to be bound by all of the terms, covenants, and conditions thereof, and (c) assumes the obligations of the Assignor under the Lease from and after the Effective Date; provided, however, that Assignee's obligation to pay rent under the Lease shall not commence until May 1, 1996. The Assignee covenants and agrees to perform each term, covenant, and condition directly for the benefit of the Lessor and to hold the Assignor harmless from and indemnify the Assignor for any loss, damage, cost, or expense (including reasonable attorneys' fees) arising out of any failure of the Assignee to perform any of its obligations under the Lease from and after the Effective Date. Notwithstanding the foregoing, Assignee shall have no responsibility with respect to any of the obligations under the Lease up to and including the Effective Date or at any time after the date Assignee terminates this Assignment, if it terminates this Assignment pursuant to Paragraph 1 hereof.

         5. Consent of Lessor. The Lessor executes this Agreement to evidence its consent to the assignment effected hereby; provided, however, that such consent shall neither be nor be deemed to be a consent to, or a waiver of the necessity of obtaining the consent of the Lessor to, any proposed future assignment.

         6. Release by Lessor. The Lessor hereby remises, releases and forever discharges the Assignor and it successors and assigns of and from all manner of action, causes of actions, suits, debts, dues, sums of money, contracts, agreements, promises, claims, and demands whatsoever in law or in equity, which the Lessor ever had or now has or which its successors and assigns hereafter can, shall, or may have against the Assignor upon or by reason of any matter, cause, or thing whatsoever arising with respect to the Lease.

         7. Change of Address. For all purposes under the Lease, including, but not limited to paragraph thereof, the mailing address for the tenant thereunder shall be changed to the following:


                  Mr. Dennis Danko, AVP, Facilities Dept.
                  George Mason Bank
                  4241 Walney Road
                  Chantilly, Virginia 22021

         8. Further Assurances. Each party hereto covenants and agrees to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, upon the reasonable request of any other party, any and all instruments, papers, deeds, acts, or things, supplemental, confirmatory, or otherwise, as may be reasonably required by such other party for the purpose of effecting the assignment described herein.

         9. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings, or agreements between the parties hereto.

         10. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to the laws of the Commonwealth of Virginia.

         12. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof, and it shall be sufficient that the signature on behalf of each party hereto appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

         13. Incorporation by Reference. All of the Exhibits attached hereto or referred to herein and all documents in the nature of such Exhibits are by reference incorporated herein and made a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives.

                                       ASSIGNOR:

                                       FIRST UNION NATIONAL BANK OF VIRGINIA

                                       By:            [SIG]
                                           ------------------------------------
                                       Its: V.P.


                                       ASSIGNEE:

                                       GEORGE MASON BANK

                                       By: /s/ GLENN E. KINARD
                                           ------------------------------------
                                       Its: Executive Vice President

                                        LESSOR:

                                        BELLEWOOD ASSOCIATED LIMITED PARTNERSHIP

                                        By:  /s/ HM LEESBURG L.P.
                                            ------------------------------------

                                        By:  /s/ MINSHALL CAPITAL CORP G.P.
                                            ------------------------------------

                                        By:            [SIG]
                                            ------------------------------------

                                        Its: President

STATE OF VIRGINIA
COUNTY OF FAIRFAX, to wit:

         The foregoing instrument was duly acknowledged before me in the County of Fairfax, this 18 day of April, 1996, by Glenn E. Kinard, [,as EVP of George Mason Bank, a N/A on behalf of the Bank.

                                            /s/ CHARMAINE E. BORA
                                            ------------------------------------
                                            Notary Public

My commission expires: 7-31-97


STATE OF ________________
___________ of ________________, to wit:

         The foregoing instrument was duly acknowledged before me in the ____________ of _________________, this ____ day of ________, 1996, by
_______________, [, as ____________ of ____________________________, a
________________ on behalf of the _______________________.


                                                       [SIG]
                                            ------------------------------------
                                            Notary Public


My commission expires: ___________.


STATE OF ________________
___________ of ________________, to wit:

         The foregoing instrument was duly acknowledged before me in the ____________ of _________________, this ____ day of ________, 1996, by
_______________, [, as ____________ of ____________________________, a
________________ on behalf of the _______________________.



                                            ------------------------------------
                                            Notary Public


My commission expires: ___________.